Subsequent Events	12 Months Ended
Jan. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events

In February 2018, our board authorized 19,000,000 shares to be reserved for future issuance under the 2018 Equity Incentive Plan and 3,800,000 shares to be reserved for future issuance under the 2018 Employee Stock Purchase Plan. Both authorizations, which are subject to shareholder approval, contain provisions that automatically increase the shares reserved each year and become effective in connection with our IPO.

In February 2018, our board also approved two amendments to our Amended and Restated Certificate of Incorporation, subject to shareholder approval. The first amendment authorizes an increase in the number of shares of common stock from 185,000,000 to 205,000,000. The second amendment authorizes a total of 500,000,000 shares of common stock and 10,000,000 shares of preferred stock upon the completion of our IPO.